Exhibit 13.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Terence Wing Khai Yap, the Chief Financial Officer of Guardforce AI Co., Limited (the “Company”), DOES HEREBY CERTIFY that:

1. The Company’s Annual Report on Form 20-F for the fiscal year ended December 31, 2020 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

IN WITNESS WHEREOF, the undersigned has executed this statement this 29th day of April, 2021.

/s/ Terence Wing Khai Yap
Terence Wing Khai Yap
Chief Financial Officer
(Principal Financial and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to Guardforce AI Co., Limited and will be retained by Guardforce AI Co., Limited and furnished to the Securities and Exchange Commission or its staff upon request.